UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 10, 2013

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California  91361-3027

(Address of Principal Executive Offices)                             (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

                            Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Election of Directors

On December 10, 2013, the Board of Directors of The Ryland Group, Inc. elected Thomas W. Toomey as a Director.  Mr. Toomey was appointed to serve on the Audit Committee of the Board of Directors.  The press release announcing Mr. Toomey’s election to the Board of Directors is attached as Exhibit 99 and the information in the release is incorporated herein by reference.  The information in this report, including Exhibit 99, is deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01                                          Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99                                        Press release dated December 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: December 10, 2013	By:	/s/ Timothy J. Geckle
Timothy J. Geckle

Senior Vice President, General Counsel

and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated December 12, 2013